UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016

RICE MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Rice Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (724) 271-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Rice Midstream Partners LP (the “Partnership”) is filing this Current Report on Form 8-K to provide certain financial information with respect to certain midstream assets (the “Vista Gathering Assets”) that the Partnership indirectly acquired on October 19, 2016 when the Partnership acquired Vantage Energy II Access, LLC and Vista Gathering, LLC (the “Midstream Acquisition”) pursuant to that certain Purchase and Sale Agreement, dated September 26, 2016, between the Partnership and Rice Energy Inc.

Included in this filing as Exhibit 99.1 are the audited combined financial statements of the Vista Gathering Assets for the periods described in Item 9.01(a) below, the notes related thereto and the Report of Independent Registered Public Accounting Firm, and included in this filing as Exhibit 99.2 are the unaudited combined financial statements of the Vista Gathering Assets for the periods described in Item 9.01(a) below and the notes related thereto.

Included in this filing as Exhibit 99.3 is the unaudited pro forma combined financial information described in Item 9.01(b) below.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements

•	Audited combined financial statements of the Vista Gathering Assets as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

•	Unaudited combined balance sheets of the Vista Gathering Assets as of December 31, 2015 and June 30, 2016, the related combined statements of income and cash flows for the six months ended June 30, 2016 and 2015, the related combined statements of net investment for the six months ended June 30, 2016 and for the year ended December 31, 2015 and the related notes to the unaudited combined financial statements, attached as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information of the Partnership, giving effect to the Acquisition, is included in Exhibit 99.3 hereto:

•	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2016.

•	Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2016 and the year ended December 31, 2015.

•	Notes to the Unaudited Pro Forma Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Historical audited combined financial statements of the Vista Gathering Assets

99.2	Historical unaudited combined financial statements of the Vista Gathering Assets

99.3	Unaudited pro forma combined financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE ENERGY INC.

Dated: October 28, 2016	/s/ DANIEL J. RICE IV
Daniel J. Rice IV
Director and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Historical audited combined financial statements of the Vista Gathering Assets

99.2	Historical unaudited combined financial statements of the Vista Gathering Assets

99.3	Unaudited pro forma combined financial information

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